2006 Annual
Shareholders Meeting

MUSIC BY
RUDY LUCENTE

WELCOME TO OUR
ANNUAL MEETING

May 11, 2006

“WOODY” ROHRBACH
CHAIRMAN

DEBRA K. PETERS

EXECUTIVE VICE
PRESIDENT

Forrest “Woody” A. Rohrbach

   Chairman of the Board of Directors
Chairman of Board Loan Committee

East Penn Financial Corp.

Dale A. Dries – Director

East Penn Financial Corp.

East Penn Financial Corp.

Tom R. Gulla - Director

East Penn Financial Corp.

Allen E. Kiefer – Director

Chairman of the Governance & Nominating Committee
Vice Chairman of the Audit Committee
Vice Chairman of the ALCO Committee

East Penn Financial Corp.

Brent L. Peters – President & CEO
Vice Chairman of the Board Loan Committee

East Penn Financial Corp.

Gordon K. Schantz - Director

East Penn Financial Corp.

Linn H. Schantz - Director

East Penn Financial Corp.

Don R. Schneck - Director

East Penn Financial Corp.

Peter L. Shaffer – Director

Chairman of the ALCO Committee

East Penn Financial Corp.

“Harry” Tantaros - Director

East Penn Financial Corp.

Dr. Geoff Toonder – Director

Chairman of the Audit Committee

East Penn Financial Corp.

Atty. Don S. Young – Director

Vice Chairman of the Governance and Nominating Committee

“WOODY” ROHRBACH
CHAIRMAN

DEBRA K. PETERS

EXECUTIVE VICE
PRESIDENT

“WOODY” ROHRBACH
CHAIRMAN

Motion to Waive the
Reading of the
Minutes of the 2005
Annual Meeting of
Shareholders
and to Approve the
2005 Minutes

DON PETERSON
JUDGE OF ELECTION

Motion to Elect Four
Class B Directors

Dale A. Dries

Thomas R. Gulla

Linn H. Schantz

Atty. Donald S. Young

Beard Miller Company LLP

as

Independent Auditors

for the year ending

December 31, 2006

Motion to ratify the
selection of

“WOODY” ROHRBACH
CHAIRMAN

BRENT L. PETERS
PRESIDENT & CEO

$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$3,750
$3,250
$2,750
$2,250
$1,750
$1,250
$750
$250
-$250
-$750
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Loans
Deposits
Assets
Net Income

Philadelphia Pittsburgh New York San Francisco Chicago Boston

East Penn Financials’ Annual Performance

Emmaus Branch
opens on
11/1/1991

Trexlertown
Branch opens on
11/18/1996

Macungie
Branch opens
on 10/22/1997

Mertztown
Branch opens on
10/16/1998

Emmaus High School
Branch opens on
12/2/1999

Fogelsville
Branch opens on
11/22/1999

Cedar Crest
Branch opens on
1/29/1999

(Dollars in Thousands)

Bethlehem Branch
opens on 10/01/2005

Forward–looking Statements

The Corporation has made forward-looking statements in this report that are subject to assumptions, risks and uncertainties.  Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements.  In addition to these factors, the following could cause actual results to differ materially from those expressed in the forward-looking statements:

   operating, legal and regulatory risks,

   economic, political and competitive forces affecting our banking business, and

   the risk that management’s analyses of these risks could be incorrect and/or that the strategies developed to address them could be unsuccessful.

When the Corporation uses words such as “believes,” “expects,”
“anticipates,”  or other similar expressions, then forward-looking statements are being made.

450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
$220.3
$233.3
$272.1
$337.9
$359.4
$404.2
$400.0
2000
2001
2002
2003
2004
2005
1st Qtr 2006

Total Assets
in millions

(in thousands)
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$404,229
$359,414
$75,213
$88,649
$294,464
$241,815
$327,956
$300,614
$43,923
$28,000
$22,841
$21,667
Total Assets
Investments
Loans, net of ALLL
Deposits & CMA
Borrow ings
Stkholder Equity
12/31/2005
12/31/2004

East Penn Financial Corporation
Balance Sheet Highlights - 2005 vs. 2004

3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
$0.97
$1.57
$2.40
$2.81
$3.25
$3.50
$0.83
2000
2001
2002
2003
2004
2005
1st Qtr 2006

Net Income
in millions

(in thousands)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$12,771
$11,733
$10,345
$9,093
$2,511
$2,130
$420
$498
$1,014
$1,022
$3,503
$3,250
Net interest income
Operating expenses
Other income
Provision for loan losses
Tax provision
Net income, after taxes
12/31/2005
12/31/2004

East Penn Financial Corporation
Income Statement - 2005 vs. 2004

Past Due Loans

1st Qtr.

Years Ended December 31

1.20%

1.29%

1.53%

Peer Group Avg.

0.47%**

0.71%

0.92%

0.78%

Total Past Dues

0.25%

0.22%

0.44%

0.21%

90 Days and Over

0.22%

0.49%

0.48%

0.57%

30-89 Days

2006

2005

2004

2003

Allowance for Loan Losses

0.13%

0.17%

Peer Group Avg.

0.01%**

0.07%

0.03%

Net ChgOffs/Loans

1.07%

1.04%

1.17%

ALLL/Total Loans

$3,151

$3,072

$2,838

Ending Balance

90

420

498

Provision Expense

8

20

17

Recoveries

19

206

80

Charge-offs

$3,072

$2,838

$2,403

Beginning Balance

1Q 06

2005

2004

(in thousands)

Route 512 - Bethlehem

State Avenue

State Avenue

State Avenue

State Avenue

State Avenue

MacArthur Road

MacArthur Road

Semi-Annual
Cash Dividend

The first of two dividend payments…

11 cents per share, payable February 28, 2006

to shareholders of record February 3, 2006.

The second cash dividend payment will be
announced in the second half of 2006.

Dividends Per Share
(annualized)
0.20
0.15
0.10
0.05
0.00
$0.05
$0.06
$0.10
$0.16
$0.19
2001
2002
2003
2004
2005

Cash Dividend History

2005 Price and Yield Rankings (January 1 - December 31)

99 Banks in Pennsylvania

	YTD PRICE CHANGE (%)			3 MONTH PRICE CHANGE (%)			DIVIDEND YIELD (%)		
1)	Iron & Glass Bancorp	PA	40.0	First National Bank of Newport *	PA	30.8	FNBM Financial Corporation	PA	7.1
2)	First National Bank of Newport *	PA	37.7	First Community Financial Corporation	PA	22.0	Apollo Bancorp, Inc.	PA	6.0
3)	FNB Financial Corporation *	PA	37.5	Legacy Bank *	PA	21.4	F.N.B. Corporation	PA	5.4
4)	First Perry Bancorp, Inc.	PA	34.3	Fidelity D & D Bancorp, Inc.	PA	16.9	First Commonwealth Financial Corporation	PA	5.3
5)	First Community Financial Corporation	PA	24.5	Tower Bancorp Incorporated	PA	8.5	Royal Bancshares of Pennsylvania, Inc.	PA	4.7
6)	Fidelity D & D Bancorp, Inc.	PA	22.4	Community Bank, National Association	PA	7.3	IBT Bancorp, Inc.	PA	4.5
7)	Northumberland Bancorp	PA	21.8	Mellon Financial Corporation	PA	7.1	Omega Financial Corporation	PA	4.5
8)	Mauch Chunk Trust Financial Corp.	PA	19.2	PNC Financial Services Group, Inc.	PA	6.6	New Tripoli Bancorp, Inc.	PA	4.4
9)	Legacy Bank *	PA	18.1	Codorus Valley Bancorp, Inc.	PA	6.5	First Keystone Corporation	PA	4.4
10)	Community Bank, National Association	PA	15.7	Republic First Bancorp, Inc.	PA	6.4	West Milton Bancorp, Inc.	PA	4.4
11)	Canton Bancorp, Inc.	PA	14.9	Jonestown Bank and Trust	PA	6.0	Commercial National Financial Corporation	PA	4.2
12)	Juniata Valley Financial Corporation	PA	14.3	Comm Bancorp, Incorporated	PA	6.0	ACNB Corporation	PA	4.2
13)	Enterprise Bank	PA	11.0	Royal Bancshares of Pennsylvania, Inc.	PA	5.7	Penns Woods Bancorp, Inc.	PA	4.2
14)	Mellon Financial Corporation	PA	10.1	JTNB Bancorp, Inc.	PA	5.6	Emclaire Financial Corp.	PA	4.1
15)	Clarion County Community Bank	PA	10.0	Leesport Financial Corp.	PA	5.5	Susquehanna Bancshares, Inc.	PA	4.1
16)	Tower Bancorp Incorporated	PA	8.5	Fulton Financial Corporation	PA	4.9	Citizens Financial Services, Inc.	PA	4.0
17)	MNB Corporation	PA	8.4	Honat Bancorp, Incorporated	PA	4.7	CBT Financial Corporation	PA	4.0
18)	PNC Financial Services Group, Inc.	PA	7.6	Norwood Financial Corp.	PA	4.7	Harleysville National Corporation	PA	4.0
19)	First National Community Bancorp, Inc.	PA	7.0	Citizens Financial Services, Inc.	PA	4.2	CNB Financial Corporation	PA	4.0
20)	Allegheny Valley Bancorp, Inc.	PA	6.5	Penns Woods Bancorp, Inc.	PA	3.7	Peoples Limited	PA	3.9
21)	Jonestown Bank and Trust	PA	6.0	Community First Bancorp, Incorporated	PA	3.6	Franklin Financial Services Corporation	PA	3.8
22)	Neffs Bancorp, Inc.	PA	5.7	East Penn Financial Corporation	PA	3.5	Citizens Bancorp, Inc.	PA	3.8
23)	Codorus Valley Bancorp, Inc.	PA	5.7	Woodlands Financial Service Company	PA	3.5	Citizens & Northern Corporation	PA	3.8
24)	CCFNB Bancorp, Incorporated	PA	5.2	Community Bankers' Corporation	PA	2.6	National Penn Bancshares, Inc.	PA	3.5
25)	Mars National Bank	PA	5.1	Luzerne National Bank Corporation	PA	2.3	Columbia Financial Corporation	PA	3.4
26)	East Penn Financial Corporation	PA	4.6	Clarion County Community Bank	PA	2.3	Fulton Financial Corporation	PA	3.3
27)	JTNB Bancorp, Inc.	PA	4.4	First Chester County Corporation	PA	2.1	Hamlin Bank and Trust Company	PA	3.3
28)	Fleetwood Bank Corporation	PA	4.3	FNB Financial Corporation *	PA	1.9	PNC Financial Services Group, Inc.	PA	3.2
29)	Peoples Limited	PA	4.0	Franklin Financial Services Corporation	PA	1.8	Ephrata National Bank	PA	3.2
30)	FNB Bancorp, Incorporated	PA	3.1	CCFNB Bancorp, Incorporated	PA	1.8	S&T Bancorp, Inc.	PA	3.2

JANNEY MONTGOMERY SCOTT LLC
1

EPEN Overview

Comparable Group Analysis

Note:

(1) Data as of or for the Period Ending December 31, 2005

Source:  SNL Financial

Data as of or for the Period Ending March 31, 2006

Pricing Data as of May 9, 2006

Dollar Values in Millions

Tangible

Equity/

Price/

Price/

Total

Tangible

LTM

LTM

Tangible

LTM

Market

Name

City

St.

Assets ($)

Assets (%)

ROAA (%)

ROAE (%)

BV (%)

EPS (x)

Cap. ($)

BCB Bancorp Inc(1)

Bayonne

NJ

466.2

10.26

1.14

15.98

166.7

      13.29

79.7

Union National Financial Corp.

Lancaster

PA

478.4

5.77

0.74

12.35

180.1

      15.19

49.7

Mid Penn Bancorp Inc.

Millersburg

PA

441.4

8.35

1.11

13.09

226.3

      17.66

83.3

Norwood Financial Corp.

Honesdale

PA

434.1

11.12

1.32

11.75

193.9

      17.07

93.5

Somerset Trust Holding Company(1)

Somerset

PA

428.1

8.20

0.64

7.97

106.4

      13.38

37.4

Orange County Trust Co.(1)

Middletown

NY

422.4

14.53

1.53

10.66

-

      16.93

-

Juniata Valley Financial Corp.(1)

Mifflintown

PA

410.8

11.47

1.12

9.43

224.6

      23.50

105.8

Calvin B. Taylor Bankshares

Berlin

MD

374.9

18.16

1.78

10.31

182.5

      17.65

124.3

Kish Bancorp Inc.(1)

Belleville

PA

412.0

6.47

0.95

13.33

197.7

-

52.5

Peoples Financial Services(1)

Hallstead

PA

391.2

9.75

1.16

11.37

240.1

      20.50

91.2

Hamlin Bank and Trust Co.(1)

Smethport

PA

372.4

18.90

1.56

8.39

119.8

14.15

84.3

Jeffersonville Bancorp(1)

Jeffersonville

NY

387.3

10.98

1.53

13.85

215.5

      16.02

91.6

1st Constitution Bancorp

Cranbury

NJ

369.1

8.35

1.34

16.84

212.1

      14.27

65.4

Honat Bancorp(1)

Honesdale

PA

354.3

10.53

1.57

15.49

264.6

      17.93

98.7

Carrollton Bancorp

Baltimore

MD

349.6

9.52

0.83

8.47

144.0

      16.50

47.8

Dimeco Inc.

Honesdale

PA

361.0

8.90

1.35

15.24

171.0

      12.10

54.9

Community Bank NA(1)

Carmichaels

PA

326.6

6.80

0.52

6.20

-

-

-

HIGH

478.4

18.90

1.78

16.84

264.6

23.50

124.3

LOW

326.6

5.77

0.52

6.20

106.4

12.10

37.4

MEAN

398.8

10.47

1.19

11.81

189.7

16.41

77.3

MEDIAN

391.2

9.75

1.16

11.75

193.9

16.50

83.3

East Penn Financial Corp.

Emmaus

PA

400.0

5.63

0.89

15.58

239.0

15.51

53.8

Ranking out of 18:

9

18

14

3

3.0

10

12

EPEN Overview

Three-Year Historical Price/LTM EPS and Price/TBV

Composite = BCBP, CMYC, CRRB, DIMC, FCCY, HMLN, HONT, JFBC, JUVF, KISB, MBP, NWFL, ORGC, PFIS, SOME, TYCB, UNNF

Source:  SNL Financial

150%

170%

190%

210%

230%

250%

270%

290%

310%

330%

350%

5/8/2003

11/6/2003

5/6/2004

11/4/2004

5/5/2005

11/3/2005

5/8/2006

EPEN

Composite

196.7x

246.3x

EPEN Historical Price/TBV Compared to Median of Composite

EPEN Overview

Three-Year Historical Return on Equity

Composite = BCBP, CMYC, CRRB, DIMC, FCCY, HMLN, HONT, JFBC, JUVF, KISB, MBP, NWFL, ORGC, PFIS, SOME, TYCB, UNNF

Source:  SNL Financial

EPEN Historical Return on Average Equity Compared to Median of Composite

10x

11x

12x

13x

14x

15x

16x

17x

18x

2003Q1

2003Q2

2003Q3

2003Q4

2004Q1

2004Q2

2004Q3

2004Q4

2005Q1

2005Q2

2005Q3

2005Q4

2006Q1

EPEN

Composite

11.6%

14.7%

Top 200 Publicly Traded Community Banks

Banks & thrifts with assets up to $1 billion. Ranked by 3-year average ROE.

	Institution	Ticker	Market Value ($M)	Total Assets ($000)	* 3-Year Avg ROE	3-Year Median EPS Growth	3-Year Avg Total Risk Based Ratio	3-Year Price Performance	ROE (%)	EPS Growth YoY (%)	Diluted EPS Before Extraordinary ($)	Total Capital Ratio (%)
1	**Pelican Financial**	PFI	$30	$198,816	**27.8**	-79.9	15.2	142.6	-1.5	71.4	-0.06	16.31
2	**Smithtown Bancorp**	SMTB	$166	$677,003	**24.8**	15.3	11.3	227.7	23.4	11.9	1.69	11.39
3	**First South Bancorp**	FSBK	$169	$721,231	**20.3**	26.3	11.4	72.8	20.5	3.5	1.79	11.60
4	**Epic Bancorp**	EPIK	$54	$425,610	**20.0**	33.8	11.1	NA	17.2	8.0	0.94	11.18
5	**Pacific Premier Bancorp**	PPBI	$57	$543,124	**19.8**	67.2	13.1	546.8	16.4	67.2	1.02	13.59
6	**MidSouth Bancorp**	MSL	$121	$610,088	**19.8**	40.4	13.5	220.0	18.7	6.5	1.63	12.96
7	**C&F Financial Corp.**	CFFI	$130	$609,122	**19.2**	19.7	13.2	101.8	16.8	-12.3	3.00	13.40
8	**Sierra Bancorp**	BSRR	$213	$997,483	**18.8**	21.3	12.1	226.6	20.5	27.2	1.31	13.30
9	**Washington Svgs Bank**	WSB	$87	$521,480	**18.8**	29.2	14.4	366.1	20.3	13.3	1.11	11.97
10	**Community Bancorp**	CMBC	$168	$641,606	**18.7**	69.0	11.7	356.5	18.8	20.4	1.71	11.47
41	**Foothill Independent Bancorp**	FOOT	$171	$786,955	**14.5**	10.1	13.9	121.4	15.1	11.7	1.05	13.40
42	**East Penn Financial Corp.**	EPEN	$57	$359,414	**14.5**	19.4	12.3	65.1	16.1	18.6	0.51	12.45
43	**Horizon Bancorp**	HBNC	$88	$913,831	**14.4**	12.9	13.9	74.9	14.4	5.7	2.22	13.95
44	**North Central Bancshares**	FFFD	$62	$462,735	**14.4**	3.3	12.2	104.4	13.0	-4.0	3.34	11.70
45	**NewMil Bancorp**	NMIL	$118	$744,599	**14.3**	15.3	13.3	115.4	15.6	12.7	1.95	14.40
46	**Central Virginia Bankshares**	CVBK	$65	$379,276	**14.3**	29.3	13.8	168.8	14.8	11.0	1.91	14.05
47	**Firstbank Corp.**	FBMI	$132	$806,135	**14.3**	1.5	13.3	75.5	13.0	-9.1	1.79	12.85
48	**Greater Community Bancorp**	GFLS	$125	$825,363	**14.2**	17.2	12.5	54.2	14.3	17.2	1.02	11.73
49	**Washington Banking Co.**	WBCO	$102	$657,724	**14.1**	9.5	12.1	141.7	13.4	8.6	0.88	11.40
50	**Bank of Commerce Holdings**	BOCH	$86	$438,545	**14.1**	14.0	11.8	74.4	15.4	14.0	0.57	12.42

July 2005 usbanker 27

EPEN Overview

Three-Year Historical Stock Price, Liquidity and Volume Analysis

Source:  FactSet

Comparative Price Appreciation

90%

100%

110%

120%

130%

140%

150%

160%

170%

5/08/03

9/22/03

2/05/04

6/22/04

11/03/04

3/21/05

8/03/05

12/15/05

5/08/06

EPEN

S&P 500

Composite

NWFL, ORGC, PFIS, SOME, TYCB, UNNF

39.73%

43.94%

31.70%

COMPOSITE = BCBP, CMYC, CRRB, DIMC, FCCY, HMLN, HONT, JFBC, JUVF, KISB, MBP

East Penn Financial Corp.

BRENT L. PETERS
PRESIDENT & CEO

QUESTIONS?

East Penn Financial Corp.

“WOODY” ROHRBACH
CHAIRMAN

Management Reports and
Reported Actions of the
Corporation’s
Directors and Officers
for the Year Ending
December 31, 2005.

Motion to approve a
resolution to confirm

DON PETERSON
JUDGE OF ELECTION

“WOODY” ROHRBACH
CHAIRMAN

Motion to adjourn the
Annual Meeting of
Shareholders
for the Year 2006

PLEASE JOIN US

IN THE MUSEUM

FOR

REFRESHMENTS